UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2022

Fat Projects Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40755	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

27 Bukit Manis Road Singapore, 099892

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (65) 8590-2056

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share and one Redeemable Warrant	FATPU	The Nasdaq Stock Market LLC
Class A Ordinary Share, $0.0001 par value per share	FATP	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	FATPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Form 12b-25, Form 12b-25/A, and Form 8-K filed on March 30, 2022, April 15, 2022, and April 15, 2022 respectively by Fat Projects Acquisition Corp (the “Company”) with the Securities Exchange Commission (the “SEC”), as the Company had determined that it was unable, without unreasonable effort or expense, to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Form 10-K”), by the required due date of March 31, 2022 and April 15, 2022, respectively. The Company also announced that it expected to receive a letter from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“NASDAQ”) stating that the Company is not in compliance with NASDAQ Listing Rule 5250(c)(1) (the “Listing Rule”) because it had not timely filed the Form 10-K with the SEC. The Listing Rule requires listed companies to timely file all required periodic financial reports with the SEC.

In connection with the foregoing, on April 19, 2022, the Company received such letter (the “Notice”) from NASDAQ.

Under NASDAQ rules, the Company had 60 calendar days, or until June 18, 2022, to submit a plan to regain compliance with the Listing Rule. If NASDAQ accepts the Company’s plan, then NASDAQ may grant an exception of up to 180 calendar days from the due date of the Form 10-K, or until October 12, 2022, to regain compliance. The Notice had no immediate effect on the listing or trading of the Company’s securities. However, if the Company had failed to timely regain compliance with the Listing Rule, the Company’s securities would have been subject to delisting from the NASDAQ Capital Market.

The Company filed the 2021 Form 10-K on April 28, 2022 and, by letter dated April 29, 2022, received a letter from NASDAQ that the Company has regained compliance with this Listing Rule (the “Compliance Letter”).

Item 8.01.	Other Events.

On May 2, 2022, the Company issued a press release announcing its receipt of the Notice and the Compliance Letter. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release Dated May 2, 2022
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAT PROJECTS ACQUISITION CORP

Date: May 2, 2022	By:	/s/ David Andrada
David Andrada
Co-Chief Executive Officer and Chief Financial Officer